UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 9, 2012

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

2240 Auto Park Way, Escondido, California (Address of Principal Executive Offices)	92029 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm and Engagement of New Independent Registered Public Accounting Firm

On August 9, 2012, the Board of Directors of Flux Power Holdings, Inc. (the “Company”) approved the dismissal of our independent registered public accounting firm, Mayer Hoffman McCann P.C. (“MHM”). The Company notified MHM of this decision on August 10, 2012.

MHM issued an audit report on the balance sheets of Flux Power, Inc., a California corporation and the Company’s wholly owned operating subsidiary, as of June 30, 2011 and 2010, and the related statements of operations, stockholders’ deficit, and cash flows for the year ended June 30, 2011, and for the eight month period ended June 30, 2010. The report of MHM on the foregoing financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to any uncertainty, audit scope or accounting principles.

In connection with the audits of the financial statements of Flux Power, Inc. for the fiscal year ended June 30, 2011 and for the eight months period ended June 30, 2010, and in the subsequent interim period through August 9, 2012 we did not have any disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

In connection with the audits of the financial statements of Flux Power, Inc. for the fiscal year ended June 30, 2011 and for the eight months period ended June 30, 2010, and in the subsequent interim period through August 9, 2012, there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K other than MHM advised us of the existence of a material weakness in our internal control over financial reporting for the periods ended June 30, 2011 and June 30, 2010.

On August 15, 2012, we provided MHM with a copy of this Form 8-K. The Company has requested that MHM furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

On August 15, 2012, the Company engaged Squar, Milner, Peterson, Miranda, Williamson, LLP (“Squar Milner”) as the Company’s new independent registered public accounting firm. The Company’s Board of Directors recommended, authorized, and approved the decision to engage Squar Milner to serve as our independent registered public accounting firm.

During the period from inception (November 2009) to June 30, 2011, and the subsequent period ended August 9, 2012, neither the Company nor anyone acting on its behalf consulted Squar Milner regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any “disagreement” (as defined in Item 304(a)(g)(iv) of Regulation S-K) or “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter from Mayer Hoffman McCann P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: August 15, 2012	/s/ Steve Jackson
Steve Jackson, Chief Financial Officer